                                                                    Exhibit 10.4

                                   AGREEMENT

THIS AGREEMENT made this 21st day of November, 1995, by and between GCH Sysyems, Inc. (GCH), a corporation incorporated under the laws of the State of California, having its principal office in Mountain View, California, and Dunn Computer Corporation (Dunn), a corporation incorporated under the laws of the State of Virginia, having its principal office in Sterling, Virginia, as follows.

A. Dunn will assume all of the program management and contractual responsibilities associated with the Loral/DMS Program. Dunn will be responsible for the following.

       1.     Negotiate the sub-contract with Loral.
       2. Manufacture and deliver all of the sysytems under the GCH Easydata brand name.
       3.     Invoice customer for all products and services.
       4. Negotiate and maintain all contract modifications and substations.
       5. Provide all marketing services to maximize contract revenues and profits.
       6. Provide all financing of equipment and services associated with DMS sub-contract.
       7.     On-site warranty if required.

B. Dunn will pay GCH a 4% commission on gross revenues less on-site warrany revenues resulting from the DMS Program and MPO orders. The commission rate is subject to a 12 month review but may not be adjusted without mutual consent and in no event to be less than 4% ot more than 5% of gross revenues. Commission payment will be made within 15 days of payment from the customer.

       Dunn will pay GCH a total of $50,000 by July 1, 1996, which is not refundable and based on the following: $15,000 to be paid on January 1, 1996, $15,000 to be paid on April 1, 1995, and $20,000 to be paid on July 1, 1996. These payments will be applied to any future payments of commissions due GCH.

C. GCH will be entitled to receive payments on all products sold by Dunn under the prime contract including follow-on products not currently on the contract.

D. Dunn will hire Karol Barry for the position of Program Manager. Ms. Barry will stay on GCH's payroll for the month of December 1995 and Dunn will reimburse GCH for her costs during that month. Effective January 1, 1996, Ms. Barry will become a full employee of Dunn and on Dunn's payroll. As a regular employee of Dunn, all company policies of Dunn will apply to Ms. Barry and her employment can be terminated by Dunn if Dunn determines she is not performing satisfactory. GCH's shall not have any further obligiations to Ms. Barry after signing this agreement.

E.     Dunn will be GCH's supplier of choice for Loral/DMS Program.

F. Dunn hereby accepts all of the rights and obligations of GCH under GCH's subcontract with Loral for the DMS project and indemnify and protect GCH against any and all potential and actual legal actions against GCH related to DMS.

G. GCH hereby tranfers to Dunn all its rights and title to two systems previously provided to Loral.

This agreement shall be construed according to the laws of the State of California. The parties agree that any dispute or questions arising hereunder including the construction or application of this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force, and that the arbitration hearings shall be held in the city of the principal office of GCH. The decision of the arbitrator shall be final and binding upon the parties both as to law and to fact.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written in multiple counterparts, each of which shall be considered an original.


       GCH SYSTEMS, INC.                       DUNN COMPUTER CORPORATION


By:    /s/ George C. Huang              By:    /s/ Thomas P. Dunn
       -------------------------               ------------------------
       George C. Huang, Chairman               Thomas P. Dunn, Chairman

PURCHASE ORDER NO. 1BW000


Loral Federal Systems Company
9500 Godwin Drive, Manassas, VA  22110


Date:  28 November 1995

GCH Systems, Inc.                      Payment Terms:  Net 45 Days
777 E. Middlefield Road
Mountain View, CA  94043

Attn:  Ms. Karol Berry

1.  PARTIES/TYPE OF CONTRACT

This Firm Fixed Price, Indefinite Delivery Indefinite Quantity Blanket Purchase Order between Loral Federal Systems Manassas, (hereafter referred to a "Buyer") located at 9500 Godwin Drive, Manassas, Virginia, and GCH Systems, Inc. (hereinafter referred to as "Seller") located at 777 E. Middlefield Road, Mountain View, California is placed on the basis set forth herein.

The Buyer's procurement representative is the only person authorized to approve changes to the terms and conditions or the requirements of the Purchase Order. If the Seller complies with any order, direction, interpretation, approval, or disapproval, conditional approval, or determination (written or oral), from someone other than the Buyer's procurement representative, it shall be at Seller's own risk and Buyer shall not be liable for any increased cost or delay in performance in accordance with the requirements set forth herein. The Seller shall ensure that all Seller's personnel are aware of this provision.

Buyer is a signatory to the Defense Industry Initiatives on Business Conduct and Ethics (DII).

The Seller agrees to indemnify Buyer for any amounts required to be paid to the United States Government by virtue of the Seller's violation of Public Law 100-679 (see FAR 52.203-10(c)). This applies to Purchase Orders over $25,000 or Purchase Order modifications over $25,000.

2.  PRODUCT/SERVICES

Seller will provide articles, services and/or data as set forth in Schedule A attached hereto.

3.  REQUIREMENTS/DATA

This is a rated order certified for national defense use, and Seller shall follow all requirements of the Defense Priorities and Allocations System Regulation (15 CFR Part 350). Seller accepts said rating unless rejected in writing within 10 days if "DO" rating, or 5 days if "DX" rating from the date of order receipt.

    Government Contract Number F01620-95-D-0001.
    DPAS Rating:  None

PURCHASE ORDER NO. 1BW000

4.  PERIOD OF PERFORMANCE AND/OR DELIVERY SCHEDULE

Work under this Purchase Order shall commence on November 20, 1995 and continue through 04/30/97. The Buyer reserves the right to extend this purchase order for up to six (6) consecutive one (1) year periods or any portion thereof.

All articles, services and/or data shall be delivered to the following Buyer location unless otherwise directed within a release order.

    Loral Federal Systems Company
    9500 Godwin Drive
    Manassas, VA  22110

A.  Transportation Routing Guidelines:

Seller shall ship according to its best commercial practice. Freight charges are included in the price of the products and title will pass at the receiving area of the "Ship to Address" identified on Buyer's blanket release order. If Buyer directs Seller to ship to an address other than the above stated address, the Seller is required to provide Buyer with a copy of the shippers "Bill of Lading", signed by the receiving location, and the corresponding packing slip.

B.  Packing Slip

Seller shall submit a packing slip with each shipment of supplies against this Purchase Order/Release. At a minimum, the packing slip shall contain the following information:

1)  The Governments Delivery Order Number
2)  Loral's Purchase Order Number/Release Number
3)  Itemized list of supplies within the shipment
4)  List of back-order items remaining to be delivered
5)  Date of shipment

5.  CONSIDERATION AND PAYMENT

    SELLER'S OBLIGATION

During the period of performance, Seller agrees to provide such services, data or articles as Buyer may, from time to time, order during the life of this Purchase Order at such prices or rates as identified in Schedule "A."

    RELEASES

Releases against this Order shall be made on LFSC's standard order release form, issued in numerical sequence, referencing this Purchase Order number. Buyer shall be obligated only to the extent of such Releases as are actually issued against this Order.

PURCHASE ORDER NO. 1BW000

    PRICE REDUCTION NOTIFICATION AND PASS THROUGH

For all articles identified in Schedule "A", Seller agrees to notify promptly and pass through to Buyer all announced reduction sin price. The agreed upon revised price shall be incorporated into this purchase order with a revised Schedule "A".

6.  INVOICING

All invoice originals and one copy shall be submitted to the following:

Loral Federal Systems Company (LFSC)
P.O. Box 190
Owego, NY  13827-0190
Attn:  Accounts Payable

INVOICES

Each invoice submitted for payment shall indicate complete Purchase Order number and be set up in accordance with the line items specified in this Purchase Order.

One copy of all invoices and any other correspondence related to this Purchase Order shall be submitted to:

Jim Green
Loral Federal Systems - Manassas
9500 Godwin Drive
Mail Stop 120/025
Manassas, VA  22110

7.  TERMS AND CONDITIONS

This Purchase Order is subject to the following terms and conditions:

LFS Terms and Conditions, Loral Document No. 95-DMS-GCH, dated 20 NOV 1995

8.  SPECIAL PROVISIONS

8.1 WARRANTY

This warranty period for items purchased hereunder shall be 15 Months from date of delivery, either at Buyer facility or other locations as directed via release order. Seller warrants that all supplies furnished under this contract, including packaging and markings, shall be free from defects in material and workmanship and shall conform with specifications and all other requirements of this contract.

PURCHASE ORDER NO. 1BW000

If Seller's normal commercial warranties with respect to any product (or portion or feature thereof) ordered hereunder exceed in any respect the warranties set forth in this clause, such additional warranties shall be deemed automatically incorporated into this Purchase Order. In addition, Seller agrees to pass through to Buyer and The Buyer's Maintenance Subcontractor, any manufacturer's warranty it may have received on the Products or any part related thereto.

Defective product returned to Seller for warranty repair, shall be repaired or replaced at Seller's option, and returned to the Buyer no greater than 30 days from receipt of malfunctioning product at Seller's facility.

8.2 BUYER MAY INSPECT

Buyer may inspect, accept or reject supplies within a reasonable time after delivery, but failure to inspect, accept or reject supplies shall neither relieve the Seller from liability for supplies not in accordance with the Purchase Order requirements nor impose liability on the Buyer.

8.3 MAINTENANCE SUBCONTRACTOR

Seller shall provide all necessary systems, and/or component parts required by the DMS Maintenance Subcontractor to perform maintenance and/or repairs to installed equipment provided originally by Seller. Any items covered by warranty shall be serviced by Seller per the terms of the warranty provisions of this purchase order.

Prices for all items ordered by the Maintenance Subcontractor directly from Seller shall be the same as the prices offered within this purchase order and identified within Schedule A.


8.4      COMMERCIALLY AVAILABLE NEW HARDWARE MODELS AND VERSIONS OF COMMERCIAL
         SOFTWARE

For each new commercially released hardware and software component currently included in the approved product baseline, the Seller shall notify the Buyer in writing within 45 days of the new release for possible incorporation into the product baseline.

8.5 COMMERCIAL NON-AVAILABILITY OF HARDWARE AND SOFTWARE COMPONENTS

For any occurrence of commercial non-availability of a commercial component currently included in Seller's products identified on Schedule A, the Seller shall propose in writing within 15 calendar days, a substitute commercial component(s) (if available) for incorporation into the product baseline. If there is no substitute commercial component available, the Seller shall propose a solution that maintains the approved functional baseline and results in minimal impact to the remaining commercial components currently included in the approved product baseline.

PURCHASE ORDER NO. 1BW000

8.6 CONFIGURATION CONTROL

Seller shall not make changes to the configuration of any items contained within Schedule A which may affect product form, fit or function, without the prior written approval of the Buyer. Any proposed changes shall require that Seller advise Buyer in writing including a detailed description of the change with anticipated performance impact.

8.7 REPLACEMENT OF PRODUCTS

The Buyer reserves the right to require the Seller to replace any product(s) which has been submitted for repair service three times in any six month period, excluding repairs due to Buyer or Government fault or negligence. The buyer shall bear no additional cost for such replacements. All replacement products shall have a new serial number and include a product warranty.

8.8 END-OF-LINE NOTIFICATION

Seller shall notify Buyer ninety (90) days in advance of Seller's decision to terminate the production or availability of any products provided under this purchase order. All new products for consideration by Buyer shall be forwarded as a notification package which shall include a product overview and technical specifications and where appropriate, sample product for acceptance testing.

Seller's notification shall include: Manufacturer's part number, new part number, last date to order, last date of delivery, reason the product is being obsoleted.

8.9 FAR52.245-2 GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS)

Government Property clause FAR 52-245-2 is incorporated herein by this reference. Seller is not authorized to acquire and/or fabricate any Special Tooling or Special Test Equipment during the performance of this contract.

8.10     VIRGINIA EXEMPTION-RESALE

This purchase order is exempt from sales tax due to resale: Loral Federal Systems Company Virginia account number 001617306-1.

9.  ORDER OF PRECEDENCE

In the event of an inconsistency in this Purchase Order, unless otherwise provided herein, the inconsistency shall be resolved by giving precedence in the following order.

a)  Purchase Order Including Special Provisions
b)  LFS Terms and Conditions
c)  All other documents

PURCHASE ORDER NO. 1BW000

10. ACCEPTANCE

This Purchase Order is the entire agreement between Buyer and Seller. It supersedes all prior agreements, oral or written and all other communications relating to the subject matter of this Purchase Order.

Any terms contained in Seller invoices, acknowledgments, shipping instructions or other forms that are inconsistent with or different from this Purchase Order shall be void and of no effect.

This Purchase Order is executed in duplicate originals as of the date specified on page one.

Please sign and return this Purchase Order to Buyer within ten (10) working days after receipt.



LFS - Manassas                              GCH Systems, Inc.
9500 Godwin Drive                      777 E. Middlefield Road
Manassas, VA  22110                         Mountain View, CA  94043

  /s/ James E. Green                     /s/ George C. Huang
------------------------                    ------------------------
Name:  James E. Green                  Name:  George C. Huang

Senior Contracts Administrator         Chairman
-------------------------------        -------------------------------
Title                                  Title

 11/28/95                                    11/28/1995
------------------------                    ------------------------
Date                                        Date

                                     DMS PROGRAM
                                      SCHEDULE A


                                                                                                OEM
   CLIN            DESCRIPTION                           MANUFACTURER         PART NUMBER   PART NUMBER    PRICE      LEAD TIME (1)
H00001a            Pentium 100 System                    Dunn Computer         DCC-P100     GCH P100       $2,772.00    30 days
                   100MHz CPU                            Intel              Pentium 100                                 30 days
                   Full Tower Chassis, 250 Watt PS       Suncheer                TCP050                                 30 days
                   CRU frame kit                         Universal              UHDFRAM                                 30 days
                   Triton 3 motherboard                  Tyan                     S1428                                 30 days
                   1MB video adapter                     Focus            FIS-E-9440PCI                                 30 days
                   2 16MB memory module                  Crown               4x332-70NS                                 30 days
                   101 key enhanced keyboard             Maxiswatch      2192004-00-017                                 30 days
                   FDD 3.5" floppy                       YE Data                YD-702D                                 30 days
                   Serial mouse (3 button)               Logitech                442322                                 30 days
                   1GB SCSI HDD                          Fujitsu            FUJ-M11606A                                 30 days
                   7 conector cable for SCSI controller  KRISTA              282-B118-0                                 30 days
                   PCI FSCSI-2 controller                Adaptec                AHA2940                                 30 days
                   14" color monitor                     Magnavox                CM2099                                 30 days
                   16-bit Ethernet network card          3COM                  3C590-TP                                 30 days
                   Award BIOS                            Award                                                          30 days
                   Documentation & manual                Dunn Computer      DCCP100 Doc                                 30 days
                   Installation of Windows NT            Dunn Computer        inst-nt                                   30 days

                   Windows NT on CD-ROM                  Microsoft                                          586.00      30 days


                  (1) Lead Times are as follows:
                        1 system                         5 days
                        2 to 10 systems                  10 days
                        11 to 50 systems                 20 days
                        over 50 systems                  30 days


                                     DMS PROGRAM
                                      SCHEDULE A


                                                                                                OEM
   CLIN            DESCRIPTION                           MANUFACTURER         PART NUMBER   PART NUMBER    PRICE      LEAD TIME (1)
H00001a           486DX2/66 System                       Dunn Computer   Dunn 486DX2/66-T     466-VL     $ 1,934.00   30 days
                  DX2/66 CPU                             Intel                     DX2/66                             30 days
                  Desktop chasis, 200 watt PS            Suncheer                  MSP320                             30 days
                  CRU frame kit                          Universal                UHDFRAM                             30 days
                  486 VLB/ISA motherboard                Aquaris                MB-4DUVC4                             30 days
                  1MB video adapter                      Focus                FISE9440VLI                             30 days
                  2 16MB memory module                   Crown                  4X32-70NS                             30 days
                  101 key enhanced keyboard              Maxiswatch        2192004-00-017                             30 days
                  FDD 3.5" floppy                        YE Data                  YD-702D                             30 days
                  Serial mouse (3 button)                Logitech                  442322                             30 days
                  540MB SCSI HDD                         Fujitsu              FUJ-M1603SA                             30 days
                  ISA FSCSI-2 controller                 Adaptec            ADP-AHA-1522A                             30 days
                  14" color monitor                      Magnavox                  CM2099                             30 days
                  16-bit Ethernet network card           3COM                    3C509-TP                             30 days
                  Award BIOS                                                                                          30 days
                  Documentation & manuals                Dunn Computer      DCC 486/66Doc                             30 days
                  Installation of Windows NT             Dunn Computer            inst-nt                      5.00   30 days

                  Windows NT on CD-ROM                   Microsoft                                           586.00   30 days

                 (1) Lead Times are as follows:
                      1 system                           5 days
                      2 to 10 systems                    10 days
                      11 to 50 systems                   20 days
                      over 50 systems                    30 days



                                     DMS PROGRAM
                                      SCHEDULE A


                                                                                                OEM
   CLIN            DESCRIPTION                           MANUFACTURER         PART NUMBER   PART NUMBER    PRICE     LEAD TIME (1)

H00016             8MB system RAM                            Crown         2X32-70NS      543-B101-0    $   227.00     30 days
H00016a            16MB system RAM                           Crown         4X332-70NS     543-B102-0        468.00     30 days
H00016b            32MB system RAM                           Crown         8X32-70NS      543-B103-0        966.00     30 days
H00016c            64MB system RAM                           Crown         16X32-70NS     543-B104-0      1,820.00     30 days
H00017             3.5" 1.44MB floppy                        Y/E Data      YD-702D        543-B102-0         23.00     30 days
H00018             5.25" 1.2MB floppy                        Mitsumi       D509V5         543-B103-0         35.00     30 days
H00019             14" SVGA monitor                          Magnavox      CM2099         CM2099            222.00     30 days
H00020             Keyboard                                  Maxiswitch    2192000400017  277-B105-0         15.00     30 days
H00021             serial mouse (3 button)                   Logitech      442322         277-B106-0         14.00     30 days
H00022             540MB SCSI-2HDD                           Fujitsu       FUJ-M1603SA    FUJ-M1603SA       199.00     30 days
H00022a            1GB SCSI-2HDD                             Fujitsu       FUJ-M11606A    FUJ-M111606A      300.00     30 days
H00023             2GB SCSI-2HDD                             Seagate       ST32430N       ST32430N          646.00     30 days
H00023a            4GB SCSI-2HDD                             Seagate       ST15230N       104-B109-0        968.00     30 days
H00024             Pentium upgrade for a 486 system board    Intel         Pentium-83-ODP P-133              295.00    30 days
H00024a            Pentium 133 MHz Processor chip            Intel         Pentium 133    AHA-1522A          550.00    30 days
H00025             SCSI Hard drive interface card (486 ISA)  Adaptic       ADP-AHA-1522A  AHA-2940           126.00    30 days
H00025a            SCSI Hard drive interface card (Pentium)  Adaptic       AHA2940        FIS-E-9440VLI      210.00    30 days
H00026             VLB Video Card                            Focus         FISE9440VLI    FIS-E-9440PCI       74.00    30 days
H00026a            PCI Video Card                            Focus         FISE9440PCI    249-B112-0          70.00    30 days
H00027             16 bit Ethernet Network card              3COM          3C509-TP       249-B113-0          39.00    30 days
H00027a            16 bit Ethernet Network card              3COM          3C590-TP       281-B113-0          72.00    30 days
H00028             200 watt power supply                     Suncheer      RPS7200        281-B114-0          35.00    30 days
H00028a            250 watt power supply                     Suncheer      RPA7250        508-B130-0          55.00    30 days
H00029             ROM                                       AWARD         508-B130-0     282-B114-0          15.00    30 days
H00030             Monitor video cable (extension)           Krista        282-B114-0     282-B115-0           5.00    30 days
H00031             CPU AC cable                              Krista        282-B115-0     282-B116-0           4.00    30 days
H00032             Monitor AC cable                          Krista        282-B116-0     282-B117-0           4.00    30 days
H00033             Internal floppy cable                     Krista        282-B117-0     282-B118-0           4.00    30 days
H00034             Hard disc drive cable                     Krista        282-B118-0     282-B119-0          13.00    30 days
H00035             Power cord Germany                        Krista        282-B119-0     282-B120-0           5.00    30 days
H00036             Power cord Italy                          Krista        282-B120-0     282-B121-0           5.00    30 days
H00037             Power cord England                        Krista        282-B121-0     282-B121-0           5.00    30 days

                                     DMS PROGRAM
                                      SCHEDULE A


                                                                                                OEM
   CLIN            DESCRIPTION                           MANUFACTURER         PART NUMBER   PART NUMBER    PRICE    LEAD TIME (1)
H00038             1MB DRAM for video adapter            TI                    282-B122-0    282-B122-0   45.00      30 days
H00039             Video ROM                                                          n/a                    n/a     30 days
H00041             Serial/parallel/I/O card (486)        DTC                     DTC 2280    238-B131-0    12.00     30 days
H00041a            Serial/parallel/I/O card (Pentium)    integrated                          n/a             n/a     30 days
                                                         on the
                                                         motherboard

H00042             SCSI Attach 1GB tape drive & software Exabyte                   2501-I    2501-I       460.00     30 days
H00043             Removable Storage device              Seagate               SE-3660ARM    251-B125-0   235.00     30 days



LEAD TIMES FOR SMALL QUANTITIES WILL BE SHORTER